Exhibit 99.4
Last Updated 4/26/05

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$34	$55	$95	$15	200	$19
2	Pinnacle West Energy	(18)	(11)	6	(23)	(47)	(46)
3	APS Energy Services	2	1	1	(1)	3	(13)
4	SunCor	2	4	4	31	41	(5)
5	El Dorado	—	34	—	—	33	33
6	Parent Company	11	(11)	(2)	7	5	21

7	Income From Continuing Operations	31	72	104	29	235	9
	Income From Discontinued Operations -
8a	Net of Tax	—	1	1	5	8	(7)
	Cumulative Effect of Change in Accounting -
8b	Net of Tax	—	—	—	—	—	—

9	Net Income	$31	$73	$105	$34	$243	$2

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

10	Arizona Public Service	$0.38	$0.60	$1.04	$0.16	$2.18	$0.20
11	Pinnacle West Energy	(0.20)	(0.13)	0.07	(0.25)	(0.51)	(0.50)
12	APS Energy Services	0.02	0.01	0.01	(0.01)	0.03	(0.15)
13	SunCor	0.02	0.04	0.05	0.34	0.45	(0.05)
14	El Dorado	—	0.37	—	—	0.36	0.37
15	Parent Company	0.12	(0.12)	(0.03)	0.08	0.06	0.23

16	Income From Continuing Operations	0.34	0.77	1.14	0.32	2.57	0.10

	Income From Discontinued Operations -
17a	Net of Tax	—	0.02	0.01	0.05	0.09	(0.07)
	Cumulative Effect of Change in Accounting -
17b	Net of Tax	—	—	—	—	—	—

18	Net Income	0.34	$0.79	$1.15	$0.37	$2.66	$0.03

19	BOOK VALUE PER SHARE	$31.19	$31.68	$32.55	$32.24	$32.24	$1.27

	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	91,376	91,400	91,491	91,779	91,532	127
21	End of Period	91,310	91,309	91,443	91,793	91,793	505

See Glossary of Terms.	Page 1 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	Regulated Electricity Segment
	Retail
22	Residential	$189	$245	$360	$190	$984	$27
23	Business	211	257	289	222	979	26

24	Total retail	400	502	649	412	1,963	53
	Wholesale revenue on delivered electricity
25	Traditional contracts	3	4	6	3	16	1
26	Retail load hedge management	—	—	—	—	—	—
27	Transmission for others	8	8	8	8	32	5
28	Other miscellaneous services	4	6	8	6	24	(2)

29	Total regulated electricity	415	520	671	429	2,035	57

	Marketing and Trading Segment
	Delivered marketing and trading
30	Generation sales other than native load	10	30	39	56	135	47
31	Realized margins on electricity trading (a)	5	12	9	10	36	14
32	Other delivered electricity (a)	66	71	77	65	279	(29)

33	Total delivered marketing and trading	81	113	125	131	450	32

	Other Marketing and Trading
34	Realized margins on delivered commodities other than electricity (a)	(2)	2	(1)	(3)	(4)	2
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	1	(4)	(3)	(1)	(5)	6
36	Change in mark-to-market for future-period deliveries	8	4	8	3	21	28

37	Total other marketing and trading	7	2	4	(1)	12	36

38	Total marketing and trading	88	115	129	130	462	68

39	Total electric operating revenues	$503	$635	$800	$559	$2,497	$125

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31, 32 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the fourth quarter of 2004. Lines 31, 32 and 34 include amounts totaling $1 million of realized gain for the fourth quarter of 2004.

See Glossary of Terms.	Page 2 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC SALES (GWH)

	Regulated Electricity Segment
	Retail sales
40	Residential	2,410	2,722	4,028	2,368	11,528	381
41	Business	3,051	3,602	3,937	3,236	13,825	409

42	Total retail	5,461	6,324	7,965	5,604	25,353	790
	Wholesale electricity delivered
43	Traditional contracts	138	195	210	167	710	210
44	Retail load hedge management	169	731	943	889	2,732	1,639

45	Total regulated electricity	5,768	7,250	9,118	6,660	28,795	2,639

	Marketing and Trading Segment
	Delivered marketing and trading
46	Generation sales other than native load	358	705	636	1,018	2,717	571
47	Electricity trading	4,198	5,243	7,050	6,225	22,714	1,409
48	Other delivered electricity	1,139	1,194	1,308	1,104	4,745	(606)

49	Total delivered marketing and trading	5,695	7,142	8,994	8,347	30,176	1,374

50	Total electric sales	11,463	14,392	18,112	15,007	58,971	4,013

See Glossary of Terms.	Page 3 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase (Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS
	(Dollars in Millions)

	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$3	$2	$5	$6	$16	$9
52	Other electricity marketing and trading (a)	11	17	12	12	52	(14)

53	Total electricity	14	19	17	18	68	(5)
54	Other commodities (a)	(2)	2	(1)	(3)	(4)	4

55	Total realized margin	12	21	16	15	64	(1)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(1)	(2)	(3)	(2)	(7)	7
57	Other commodities (a)	2	(2)	—	1	2	(1)

58	Subtotal	1	(4)	(3)	(1)	(5)	6

59	Total current period effects (b)	13	17	13	14	59	5

	Change in mark-to-market gains (losses) for future period deliveries (b)
60	Electricity	7	3	—	5	14	22
61	Other commodities	1	1	8	(2)	7	6

62	Total future period effects	8	4	8	3	21	28

63	Total gross margin	$21	$21	$21	$17	$80	$33

	Future Marketing and Trading Mark-to-Market Realization

As of December 31, 2004, Pinnacle West had accumulated net mark-to-market gains of $39 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2005, $15 million; 2006, $6 million; and thereafter, $18 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 59 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $2 million was transferred to “realized” for the fourth quarter of 2004. A $2 million realized gain is included in the $12 million on line 52 for the fourth quarter of 2004.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)

	By Commodity Sold or Traded

64	Electricity	$20	$20	$15	$21	$76	$24
65	Natural gas	1	—	6	(4)	3	—
66	Coal	—	—	—	—	—	2
67	Emission allowances	—	1	—	—	1	8
68	Other	—	—	—	—	—	(1)

69	Total gross margin	$21	$21	$21	$17	$80	$33

	By Pinnacle West Entity

	Parent company marketing and trading division
70	Generation sales other than native load	$—	$—	$—	$—	$—	$2
71	Other marketing and trading	12	7	5	1	25	28
	APS
72	Generation sales other than native load	3	3	1	5	12	1
73	Other marketing and trading	(8)	(3)	1	(7)	(17)	(14)
	Pinnacle West Energy
74	Generation sales other than native load	—	—	4	1	5	7
75	Other marketing and trading	10	10	6	15	41	31
	APS ES
76	Other marketing and trading	4	4	4	2	14	(22)

77	Total gross margin before income taxes	$21	$21	$21	$17	$80	$33

See Glossary of Terms.	Page 5 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
78	Residential	855,754	852,594	856,353	871,575	859,069	30,703
79	Business	105,502	106,517	107,583	108,860	107,115	4,019

80	Total	961,256	959,111	963,936	980,435	966,184	34,722
81	Wholesale customers	81	82	85	77	81	15

82	Total customers	961,337	959,193	964,021	980,512	966,265	34,737

83	Customer Growth (% over prior year)	3.4%	3.8%	3.9%	3.9%	3.7%	0.4%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

84	Residential	2,371	2,762	4,231	2,340	11,704	825
85	Business	2,998	3,616	4,005	3,252	13,870	467

86	Total	5,369	6,378	8,236	5,592	25,574	1,292

	RETAIL USAGE
	(KWh/Average Customer)

87	Residential	2,816	3,193	4,704	2,717	13,418	(39)
88	Business	28,919	33,816	36,595	29,726	129,392	(1,137)

	RETAIL USAGE - WEATHER NORMALIZED
	(KWh/Average Customer)

89	Residential	2,770	3,240	4,941	2,686	13,624	491
90	Business	28,422	33,944	37,227	29,871	129,495	(511)

	ELECTRICITY DEMAND (MW)

91	System peak demand	3,979	5,608	6,402	4,432	6,402	70

See Glossary of Terms.	Page 6 of 8

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
92	Nuclear	2,148	1,860	2,364	1,812	8,184	(131)
93	Coal	2,887	3,035	3,417	3,327	12,666	1,300
94	Gas, oil and other	367	1,339	2,547	1,074	5,327	(764)

95	Total	5,402	6,234	8,328	6,213	26,177	405

	Purchased power
96	Firm load	701	1,532	1,068	1,024	4,325	1,214
97	Marketing and trading	5,506	7,167	9,301	8,218	30,192	2,443

98	Total	6,207	8,699	10,369	9,242	34,517	3,657

99	Total energy sources	11,609	14,933	18,697	15,455	60,694	4,062

	POWER PLANT PERFORMANCE

	Capacity Factors
100	Nuclear	88%	77%	96%	74%	84%	(3)%
101	Coal	77%	81%	90%	88%	84%	8%
102	Gas, oil and other	5%	20%	38%	12%	18%	(10)%
103	System average	44%	50%	64%	48%	51%	(4)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
104	Nuclear	135	233	13	261	161	29
105	Coal	149	153	63	61	107	(163)
106	Gas	49	47	39	34	42	(163)

107	Total	333	433	115	356	310	(296)
108	Generation Fuel Cost ($/MWh)	$11.17	$18.59	$20.73	$20.90	$18.31	$0.95

See Glossary of Terms.	Page 7 of 8

Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
109	Palo Verde	$43.73	$50.36	$51.86	$51.23	$49.30	$0.70
110	SP15	$48.37	$54.73	$57.09	$60.62	$55.20	$3.82
	Off-Peak
111	Palo Verde	$33.66	$33.74	$33.37	$38.21	$34.75	$2.72
112	SP15	$36.90	$37.32	$37.18	$43.07	$38.62	$3.96

	WEATHER INDICATORS

	Actual
113	Cooling degree-days	273	1,598	2,471	352	4,694	(205)
114	Heating degree-days	552	11	—	422	985	249
115	Average humidity	39%	19%	26%	45%	32%	1%
	10-Year Averages
116	Cooling degree-days	80	1,491	2,540	420	4,531	420
117	Heating degree-days	521	36	—	415	972	415
118	Average humidity	43%	24%	33%	40%	35%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
119	Single-family	10,045	13,636	14,111	10,325	48,117	8,466
120	Multi-family	1,757	1,324	2,149	2,356	7,586	859

121	Total	11,802	14,960	16,260	12,681	55,703	9,325

	Arizona Job Growth (c)
122	Payroll job growth (% over prior year)	2.7%	3.3%	3.6%	3.9%	3.4%	2.0%
123	Unemployment rate (%, seasonally adjusted)	5.2%	5.1%	4.9%	4.6%	5.0%	(0.7)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	Page 8 of 8